EXHIBIT 99.1
COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$483,171	$560,181
Restricted cash and bank time deposits	41,756	73,117
Auction rate securities	272	72,441
Accounts receivable, net of allowance of $12,097 and $13,064, respectively	286,767	312,005
Inventories, net	41,689	62,808
Deferred cost of revenue	46,315	51,599
Deferred income taxes	23,208	39,644
Prepaid expenses and other current assets	100,742	90,864
Current assets of discontinued operations	40,773	34,483
Total current assets	1,064,693	1,297,142
Property and equipment, net	74,540	65,635
Goodwill	1,049,672	959,665
Intangible assets, net	206,264	196,460
Deferred cost of revenue	121,163	158,814
Deferred income taxes	19,620	20,766
Other assets	101,455	106,740
Noncurrent assets of discontinued operations	8,961	9,780
Total assets	$2,646,368	$2,815,002
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$374,716	$394,590
Convertible debt obligations	2,195	2,195
Deferred revenue	504,663	543,809
Deferred income taxes	9,798	13,661
Bank loans	6,228	6,000
Litigation settlement	—	146,150
Income taxes payable	8,473	11,382
Other current liabilities	41,950	50,280
Current liabilities of discontinued operations	27,984	24,598
Total current liabilities	976,007	1,192,665
Bank loans	591,151	583,234
Deferred revenue	227,985	261,466
Deferred income taxes	81,599	52,953
Other long-term liabilities	211,444	227,329
Noncurrent liabilities of discontinued operations	5,430	11,468
Total liabilities	2,093,616	2,329,115
Commitments and contingencies
Equity:
Comverse Technology, Inc. shareholders’ equity:
Common stock, $0.10 par value - authorized, 600,000,000 shares; issued 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,533,916 shares, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,086	2,088,717
Accumulated deficit	(1,766,364)	(1,707,638)
Accumulated other comprehensive (loss) income	(4,174)	14,919
Total Comverse Technology, Inc. shareholders’ equity	441,508	413,008
Noncontrolling interest	111,244	72,879
Total equity	552,752	485,887
Total liabilities and equity	$2,646,368	$2,815,002

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Fiscal Years Ended January 31,
	2012	2011	2010
Revenue:
Product revenue	$666,851	$676,066	$618,749
Service revenue	886,954	913,569	879,731
Total revenue	1,553,805	1,589,635	1,498,480
Costs and expenses:
Product costs	274,474	258,187	245,579
Service costs	462,754	452,771	464,674
Research and development, net	205,239	245,342	259,746
Selling, general and administrative	566,587	673,512	704,815
Other operating expense (income):
Litigation settlements	4,880	(17,500)	—
Impairment of intangible assets	—	—	3,356
Restructuring charges	20,728	29,934	15,413
Total other operating expense	25,608	12,434	18,769
Total costs and expenses	1,534,662	1,642,246	1,693,583
Income (loss) from operations	19,143	(52,611)	(195,103)
Interest income	4,174	4,093	7,043
Interest expense	(33,332)	(30,813)	(25,381)
Loss on extinguishment of debt	(8,136)	—	—
Other income (expense), net	21,630	5,974	(18,095)
Income (loss) before income tax (provision) benefit	3,479	(73,357)	(231,536)
Income tax (provision) benefit	(42,259)	(36,932)	7,297
Net loss from continuing operations	(38,780)	(110,289)	(224,239)
Income (loss) from discontinued operations, net of tax	7,761	(8,213)	(40,013)
Net loss	(31,019)	(118,502)	(264,252)
Less: Net income attributable to noncontrolling interest	(27,707)	(13,820)	(7,783)
Net loss attributable to Comverse Technology, Inc.	$(58,726)	$(132,322)	$(272,035)
Weighted average common shares outstanding:
Basic and Diluted	208,301,686	205,162,720	204,513,420
Loss per share attributable to Comverse Technology, Inc.’s shareholders:
Basic (loss) income per share
Continuing operations	$(0.31)	$(0.62)	$(1.14)
Discontinued operations	0.03	(0.02)	(0.19)
Basic loss per share	$(0.28)	$(0.64)	$(1.33)
Diluted (loss) income per share
Continuing operations	$(0.31)	$(0.62)	$(1.14)
Discontinued operations	0.03	(0.03)	(0.19)
Diluted loss per share	$(0.28)	$(0.65)	$(1.33)
Net loss attributable to Comverse Technology, Inc.
Net loss from continuing operations	$(63,913)	$(127,413)	$(232,408)
Income (loss) from discontinued operations, net of tax	5,187	(4,909)	(39,627)
Net loss attributable to Comverse Technology, Inc.	$(58,726)	$(132,322)	$(272,035)

2

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)
(In thousands)

	Fiscal Years Ended January 31,
	2012	2011	2010

Net loss	$(31,019)	$(118,502)	$(264,252)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	(2,059)	(840)	14,570
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,634)	(7,818)	15,308
Unrealized gain (loss) on cash flow hedges, net of reclassification adjustments and tax	280	(206)	3,815
Other comprehensive (loss) income, net of tax	(23,413)	(8,864)	33,693
Comprehensive loss, net of tax	(54,432)	(127,366)	(230,559)
Less: comprehensive income attributable to noncontrolling interest	(23,387)	(9,294)	(14,283)
Comprehensive loss attributable to Comverse Technology, Inc.	$(77,819)	$(136,660)	$(244,842)

3

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EQUITY
(UNAUDITED)
(In thousands, except share data)

	Common Stock					Accumulated Other Comprehensive Income (Loss)
	Number of Shares	Par Value	Treasury Stock	Additional Paid-in Capital	Accumulated Deficit	Unrealized Gains (Losses) on Available-for- Sale Securities	Unrealized (Losses) Gains on Derivatives	Cumulative Translation Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Comverse Technology, Inc.’s Shareholders’ Equity	Noncontrolling Interest	Total Equity
Balance, January 31, 2009	204,111,096	$20,421	$(1,219)	$1,945,273	$(1,303,281)	$10,302	$(3,028)	$(15,210)	$(7,936)	$653,258	$109,929	$763,187

Net loss	—	—	—	—	(272,035)	—	—	—	—	(272,035)	7,783	(264,252)
Other comprehensive income, net of tax	—	—	—	—	—	15,361	3,813	8,019	27,193	27,193	6,500	33,693
Stock-based compensation expense	—	—	—	11,322	—	—	—	—	—	11,322	—	11,322
Common stock issued for restricted and deferred stock awards	158,829	16	—	(16)	—	—	—	—	—	—	—	—
Impact from equity transactions of subsidiaries and other	—	—	—	3,107	—	—	—	—	—	3,107	29,498	32,605
Repurchase of common stock	(47,901)	—	(359)	—	—	—	—	—	—	(359)	—	(359)
Forfeitures of restricted stock	(148,639)	(15)	—	15	—	—	—	—	—	—	—	—
Dividends to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(66,474)	(66,474)
Balance, January 31, 2010	204,073,385	$20,422	$(1,578)	$1,959,701	$(1,575,316)	$25,663	$785	$(7,191)	$19,257	$422,486	$87,236	$509,722

Net loss	—	—	—	—	(132,322)	—	—	—	—	(132,322)	13,820	(118,502)
Other comprehensive income (loss), net of tax	—	—	—	—	—	(7,792)	(37)	3,491	(4,338)	(4,338)	(4,526)	(8,864)
Stock-based compensation expense	—	—	—	10,402	—	—	—	—	—	10,402	—	10,402
Common stock issued for restricted and deferred stock awards	709,513	72	—	(72)	—	—	—	—	—	—	—	—

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF EQUITY
(UNAUDITED)
(In thousands, except share data)

	Common Stock					Accumulated Other Comprehensive Income (Loss)
	Number of Shares	Par Value	Treasury Stock	Additional Paid-in Capital	Accumulated Deficit	Unrealized Gains (Losses) on Available-for- Sale Securities	Unrealized (Losses) Gains on Derivatives	Cumulative Translation Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Comverse Technology, Inc.’s Shareholders’ Equity	Noncontrolling Interest	Total Equity
Sale of Verint Systems, Inc. shares of common stock, net of tax	—	—	—	52,203	—	—	—		—	52,203	7,117	59,320
Impact from equity transactions of subsidiaries and other	—	—	—	66,483	—	—	—	—	—	66,483	886	67,369
Sale of Ulticom, Inc.	—	—	—	—	—	—	—	—	—	—	(7,808)	(7,808)
Repurchase of common stock	(248,982)	—	(1,906)	—	—	—	—	—	—	(1,906)	—	(1,906)
Dividends to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(23,846)	(23,846)
Balance, January 31, 2011	204,533,916	$20,494	$(3,484)	$2,088,717	$(1,707,638)	$17,871	$748	$(3,700)	$14,919	$413,008	$72,879	$485,887
									—
Net loss	—	—	—	—	(58,726)	—	—	—	—	(58,726)	27,707	(31,019)
Other comprehensive income (loss), net of tax	—	—	—	—	—	(21,631)	(234)	2,772	(19,093)	(19,093)	(4,320)	(23,413)
Stock-based compensation expense	—	—	—	9,073	—	—	—	—	—	9,073	—	9,073
Common stock issued for restricted and deferred stock awards	1,931,361	193	—	(193)	—	—	—	—		—	—	—
Exercises of stock options	377,300	38	—	2,075	—	—	—	—	—	2,113	—	2,113
Impact from equity transactions of subsidiaries and other	—	—	—	17,160	—	—	—	—	—	17,160	16,908	34,068
Common stock issued for settlement of shareholders class action	12,462,236	1,246	—	81,254	—	—	—	—	—	82,500	—	82,500
Repurchase of common stock	(667,971)	—	(4,527)	—	—	—	—	—	—	(4,527)	—	(4,527)
Dividends to noncontrolling interest	—	—	—	—	—	—	—	—	—	—	(1,930)	(1,930)
Balance, January 31, 2012	218,636,842	$21,971	$(8,011)	$2,198,086	$(1,766,364)	$(3,760)	$514	$(928)	$(4,174)	$441,508	$111,244	$552,752

COMVERSE TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Fiscal Years Ended January 31,
	2012	2011	2010
Cash flows from operating activities:
Net loss	$(31,019)	$(118,502)	$(264,252)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash items	140,226	177,474	189,087
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	19,208	(8,007)	(351)
Inventories	(1,946)	(2,880)	(7,080)
Deferred cost of revenue	41,199	43,801	12,734
Prepaid expenses and other current assets	11,142	4,473	(7,912)
Accounts payable and accrued expenses	(49,753)	(56,896)	(42,869)
Deferred revenue	(74,318)	(164,051)	(6,527)
Other assets and liabilities	(101,080)	2,783	29,069
Other, net	275	(7,675)	9
Net cash used in operating activities—continuing operations	(46,066)	(129,480)	(98,092)
Net cash provided by (used in) operating activities—discontinued operations	11,782	2,198	(2,628)
Net cash used in operating activities	(34,284)	(127,282)	(100,720)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	75,475	57,256	175,206
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475	—
Proceeds from sale of Ulticom, Inc., net of cash sold	—	2,627	—
Acquisition of businesses, net of cash acquired	(109,780)	(23,485)	(96)
Purchase of property and equipment	(18,455)	(19,789)	(22,808)
Capitalization of software development costs	(3,399)	(2,527)	(2,715)
Net change in restricted cash and bank time deposits	29,414	6,966	(58,774)
Proceeds from asset sales	1,421	27,345	60
Settlement of derivative financial instruments not designated as hedges	(1,313)	(34,783)	(19,414)
Other, net	172	(12)	(7)
Net cash (used in) provided by investing activities—continuing operations	(26,465)	90,073	71,452
Net cash (used) in provided by investing activities—discontinued operations	(525)	65,305	9,229
Net cash (used in) provided by investing activities	(26,990)	155,378	80,681
Cash flows from financing activities:
Debt issuance costs and other debt-related costs	(15,276)	(4,039)	(152)
Borrowings under lines of credit	—	12,000	—
Repurchase of convertible debt obligations	597,136	—	—
Proceeds from borrowings, net of original issuance discount	—	—	(417,282)
Repayment of bank loans, long-term debt and other financing obligations	(593,580)	(44,163)	(6,088)
Repurchase of common stock of CTI and subsidiaries	(6,182)	(6,052)	(359)
Excess tax benefits from stock awards plans	847	815	—
Proceeds from exercises of stock options of CTI and subsidiary	14,587	40,787	—
Dividends paid to noncontrolling interest	(1,930)	(2,191)	(4,145)
Other, net	(1,969)	—	(106)
Net cash used in financing activities—continuing operations	(6,367)	(2,843)	(428,132)
Net cash used in financing activities—discontinued operations	—	(21,467)	(63,803)
Net cash used in financing activities	(6,367)	(24,310)	(491,935)
Effects of exchange rates on cash and cash equivalents	1,888	2,732	7,919
Net (decrease) increase in cash and cash equivalents	(65,753)	6,518	(504,055)
Cash and cash equivalents, beginning of year including cash of discontinued operations	581,390	574,872	1,078,927
Cash and cash equivalents, end of year including cash of discontinued operations	$515,637	$581,390	$574,872
Less: Cash and cash equivalents of discontinued operations, end of year	(32,466)	(21,209)	(26,068)
Cash and cash equivalents, end of year	$483,171	$560,181	$548,804

COMVERSE TECHNOLOGY, INC. (PARENT COMPANY ONLY)
CONDENSED BALANCE SHEETS
(UNAUDITED)
(In thousands, except share and per share data)

	January 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$171,046	$197,840
Restricted cash	—	33,367
Auction rate securities	272	72,441
Prepaid expenses and other current assets	3,808	2,242
Total current assets	175,126	305,890
Property and equipment, net	1,564	1,815
Advances to and investments in subsidiaries	435,094	441,449
Investment in discontinued operations	9,359	3,984
Other assets	800	1,662
Total assets	$621,943	$754,800
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and other current liabilities	$27,757	$37,797
Convertible debt obligations	2,195	2,195
Litigation settlement	—	146,150
Total current liabilities	29,952	186,142
Other long-term liabilities	150,483	155,650
Total liabilities	180,435	341,792
Commitments and contingencies
Equity:
Common stock, $0.10 par value—authorized, 600,000,000 shares; issued, 219,708,779 and 204,937,882 shares, respectively; outstanding, 218,636,842 and 204,553,916, respectively	21,971	20,494
Treasury stock, at cost, 1,071,937 and 403,966 shares, respectively	(8,011)	(3,484)
Additional paid-in capital	2,198,086	2,088,717
Accumulated deficit	(1,766,364)	(1,707,638)
Accumulated other comprehensive (loss) income	(4,174)	14,919
Total equity	441,508	413,008
Total liabilities and equity	$621,943	$754,800

COMVERSE TECHNOLOGY, INC. (PARENT COMPANY ONLY)
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)
(In thousands, except share and per share data)

	Fiscal Years Ended January 31,
	2012	2011	2010
Management fees	$—	$—	$60
Selling, general and administrative expenses	(73,753)	(84,504)	(49,291)
Litigation settlement	(4,880)	17,500	—
Loss from operations	(78,633)	(67,004)	(49,231)
Interest income	1,758	1,922	3,271
Interest expense	(14)	(10)	(103)
Other-than-temporary impairment of investments	—	(407)	(6,914)
Other income	29,587	17,184	92
Loss before income taxes	(47,302)	(48,315)	(52,885)
Income tax benefit	5,675	4,445	47,617
Equity in losses of subsidiaries from continuing operations, net of tax	(22,286)	(83,543)	(227,140)
Net loss from continuing operations	(63,913)	(127,413)	(232,408)
Loss from discontinued operations, net of tax	5,187	(4,909)	(39,627)
Net loss	$(58,726)	$(132,322)	$(272,035)
Weighted average shares outstanding
Basic and diluted	208,301,686	205,162,720	204,513,420
Loss per share:
Basic
Continuing operations	$(0.31)	$(0.62)	$(1.14)
Discontinued operations	$0.03	$(0.02)	$(0.19)
Basic loss per share	$(0.28)	$(0.64)	$(1.33)
Diluted
Continuing operations	$(0.31)	$(0.62)	$(1.14)
Discontinued operations	$0.03	$(0.03)	$(0.19)
Diluted loss per share	$(0.28)	$(0.65)	$(1.33)

COMVERSE TECHNOLOGY, INC. (PARENT COMPANY ONLY)
CONDENSED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)
(In thousands)

	Fiscal Years Ended January 31,
	2012	2011	2010
Net loss	$(58,726)	$(132,322)	$(272,035)
Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustments	2,772	3,491	8,019
Unrealized (loss) gain on available-for-sale securities, net of reclassification adjustments and tax	(21,631)	(7,792)	15,361
Unrealized (loss) gain on cash flow hedges, net of reclassification adjustments and tax	(234)	(37)	3,813
Other comprehensive (loss) income, net of tax	(19,093)	(4,338)	27,193
Comprehensive loss, net of tax	$(77,819)	$(136,660)	$(244,842)

COMVERSE TECHNOLOGY, INC. (PARENT COMPANY ONLY)
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)

	Fiscal Years Ended January 31,
	2012	2011	2010

Net cash used in operating activities	$(139,642)	$(97,062)	$(23,045)
Cash flows from investing activities:
Proceeds from sales and maturities of investments	74,950	57,218	26,370
Proceeds from sale of Verint Systems, Inc. shares of common stock	—	76,475	—
Proceeds from sale of Ulticom, Inc.	—	13,211	—
Purchase of property and equipment	(4)	(84)	(891)
Payments from subsidiaries, net	6,949	68,247	6,150
Net change in restricted cash	33,367	(7,223)	(26,144)
Dividend received from discontinued operations	—	42,399	135,323
Net cash provided by investing activities	115,262	250,243	140,808
Cash flows from financing activities:
Repurchase of convertible debt obligations	—	—	(417,282)
Repurchase of common stock	(4,527)	(1,906)	(359)
Proceeds from exercise of stock options	2,113	—	—
Net cash used in financing activities	(2,414)	(1,906)	(417,641)
Net (decrease) increase in cash and cash equivalents	(26,794)	151,275	(299,878)
Cash and cash equivalents, beginning of year	197,840	46,565	346,443
Cash and cash equivalents, end of year	$171,046	$197,840	$46,565